
RUMBLE ON
RUMBLE ON
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LD MICRO
SEPTEMBER 4, 2020
* Fluctuations may occur due to dealer sales and acquisitions.

FORWARD LOOKING STATEMENTS

This presentation includes financial forecasts, projections, and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on May 29, 2020, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today, September 4, 2020, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.



RumbleOn.com is an e-commerce platform using innovative technology to aggregate and distribute pre-owned vehicles to and from consumers and dealers, 100% online. RumbleOn is disrupting the pre-owned vehicle supply chain by providing dealers with technology solutions such as virtual inventory a 24/7 distribution platform, and consumers with an efficient, timely and transparent transaction experience, without leaving home. Whether buying, selling, trading or financing a vehicle, RumbleOn enables dealers and consumers to transact without geographic boundaries in a transparent, fast and friction free experience.



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SPRING 2017

RumbleOn is founded by Marshall Chesrown and Steve Berrard

FALL 2017

RumbleOn lists on the NASDAQ and begins buying & selling powersports

2017 Revenue $7.3M

FALL 2018

RumbleOn acquires Wholesale Inc. and Wholesale Express

2018 Revenue $156M

SPRING 2019

RumbleOn launches RumbleOn Finance

2019 Revenue $840M

SUMMER 2020

RumbleOn launches RumbleOn.com v3


REVENUE
$840M
$156M
$7.3M
2017
2018
2019

RUMBLE ON

CORE BUSINESS UNITS

RumbleOn.com provides consumers and dealers a single marketplace platform to Buy, Sell, Trade, and Finance vehicles.

Wholesale Inc. Powered by RumbleOn: One of the largest automotive distribution platforms in the country.

RumbleOn Finance: Provides paperless and friction free retail financing to consumers.

Wholesale Express Powered by RumbleOn: Provides logistic services for vehicles of all types from coast to coast.


2019 ACCOMPLISHMENTS
Became the largest online redistributor of powersports
Provided over 500,000 cash offers to consumers 100% online
Exceeded eBay as the 3rd largest powersports listing site
Provided logistics for over 100,000 vehicles in 2019
Began providing online paperless consumer finance platform

$1 Tn+ ANNUAL USED VEHICLE SALES [1]

5-6M VEHICLES LISTED ON CRAIGSLIST

50M+ ANNUAL USED RETAIL VEHICLE SALES [1]

50% PERCENT OF VEHICLES SALES PEER-TO-PEER [1]



MOTORCYCLES &
POWERSPORTS
RV'S
BOATS
$235 Bn
CARS & TRUCKS
$765 Bn

Graph: Aggregation of multiple sources.
Market data is from U.S. Census Bureau 2017 Retails Sales by Industry
[1]Edmunds.com 2017 Used Vehicle Market report and Publicly-listed dealership filings

EXISTING CORE BUSINESS

ESTABLISHED IN OCTOBER 2017

KEY OPERATIONS METRICS	2018	2019
POWERSPORTS		
Vehicles Sold	8,524	13,191
Total Powersports Revenue	$61.2M	$101M
Gross Profit	$6.8M	$12.3M
Gross Profit per Vehicle	$806	$935
Gross Margin	11.2%	12.2%
Average Selling Price	$7,180	$7,657
AUTOMOTIVE		
Vehicles Sold	4,005	29,952
Total Automotive Revenue	$91.3M	$717M
Gross Profit	$5.6M	$31.7M
Gross Profit per Vehicle	$1,400	$1,059
Gross Margin	6.1%	4.4%
Average Selling Price	$22,814	$23,940
VEHICLE LOGISTICS		
Revenue	$4.9M	$31.9M
Vehicles Delivered	11,571	77,449
Gross Profit	$1M	$6.5M
Gross Profit per Vehicle Delivered	$92	$85
Gross Margin	19.9%	20.6%

RUMBLEON 3.0

2020 GOING FORWARD

Launched August 23, 2020



PLUS
LISTING & PAY-PER-CLICK
CASH OFFER TOOL
DEALER DIRECT
CONSUMER FINANCE
BACK-END SUPPORT
ADVERTISING
LOGISTICS
LIVE ONLINE AUCTIONS

NEAR TERM GOALS

Become the largest powersports listing site for consumers and dealers

Provide services for 5,000+ powersports dealers nationwide

Continue to create sustainable and profitable growth with positive cash flow


Expand reach
across the globe

LONG TERM GOALS

Leverage our technology and processes to assist any vehicle dealer with online transactions

Become the first dominant listing site with all categories of lifestyle vehicles

Create, Improve and enhance our technology platform to provide unparalleled consumer and dealer experiences


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